Exhibit 99.1

P. 612-435-9400

333 South 7th St., Suite 1000

Minneapolis, MN 55402

spscommerce.com

Contact:

Kay Rindels

SPS Commerce

866-245-8100

krindels@spscommerce.com

SPS Commerce Acquires Leadtec

Thousands of organizations across Australia and New Zealand join the SPS retail business network

Company to host conference call today at 5:00pm ET

MINNEAPOLIS, Oct. 13, 2014 – SPS Commerce, Inc. (Nasdaq: SPSC), a leader in retail cloud services, announces the acquisition of Leadtec, a leading provider of cloud-based supply chain solutions in Australia and New Zealand with thousands of trading partners. The acquisition expands the SPS community in the region, building on its current network of more than 55,000 customers in more than 50 countries. As part of the industry’s broadest retail business network, Leadtec’s customers will take advantage of a powerful suite of cloud-based products that provide the integration and collaboration needed for the omnichannel retail era.

“We are pleased to welcome Leadtec’s employees and customers to the SPS Commerce community,” states Archie Black, president and CEO of SPS Commerce. “SPS continues to grow its network to span the globe while enabling retailers and suppliers to collaboratively deliver a seamless experience for consumers in today’s omnichannel retail marketplace. This acquisition strengthens our international presence, adds key retailer relationships to the network and broadens our team of retail and supply chain experts in Australia, New Zealand and beyond.”

Leadtec has the largest trading partner network in Australia featuring established relationships with thousands of companies including most of the region’s largest retail companies such as 7-Eleven Stores, Coles Supermarkets Australia, David Jones, Myer and Woolworths Supermarket. Leadtec employees will continue to be based in Melbourne.

“Leadtec is delighted to join forces with SPS Commerce to bring the world’s largest retail business network to our customers, the Australian marketplace and across the region,” said Angela Hariohoedojo, CEO of Leadtec. “As retailers and suppliers look to innovate around omnichannel trends, the SPS Commerce network offers a collaborative way to boost the efficiency and sales performance of their supply chains, reduce inventory costs and increase sales.”

P. 612-435-9400

333 South 7th St., Suite 1000

Minneapolis, MN 55402

spscommerce.com

Acquisition Details

Under the terms of the acquisition agreement, SPS Commerce acquired all of Leadtec’s assets, for approximately $12.7 million in cash and $2.2 million in stock for a total purchase price of approximately $14.9 million USD. Leadtec is headquartered in Melbourne Australia.The acquisition will be recorded in SPS Commerce’s fourth quarter and 2014 year-end financial statements.

For the fourth quarter of 2014, SPS Commerce anticipates the acquisition will add approximately $750,000 of revenue and expects Adjusted EBITDA to be negatively impacted by approximately $300,000. The company also anticipates in the fourth quarter 2014 a one-time expense of $400,000 as part of the transaction to be reflected as other expense in the financial statements, and a small increase in share count of approximately 40,000 shares.

For fiscal 2015, the Company expects the acquisition will add approximately $4.5 million of revenue. The Company also anticipates the acquisition to negatively impact Adjusted EBITDA by approximately $500,000 in the first half of 2015; however, it will be accretive to Adjusted EBITDA in the fourth quarter of 2015.

The Company will provide consolidated fourth quarter 2014 guidance and an update to the full year 2014 outlook in its third quarter financial results press release to be issued on October 23, 2014.

Conference Call Information

SPS Commerce will host a conference call today at 4:00 p.m. Central Time (5:00 p.m. Eastern Time). To access the call, please dial (877) 312-7508, or outside the U.S. (253) 237-1184, with Conference ID# 19910677 at least five minutes prior to the 4:00 p.m. CT start time. A live webcast of the call will also be available at investors.spscommerce.com under the Events and Presentations menu. The replay will also be available on our website at investors.spscommerce.com.

About SPS Commerce

SPS Commerce perfects the power of trading partner relationships with the industry’s most broadly adopted, retail cloud services platform. As a leader in cloud-based supply chain management solutions, we provide prewired, proven integrations and comprehensive retail performance analytics to thousands of customers worldwide. With a singular focus on the retail

P. 612-435-9400

333 South 7th St., Suite 1000

Minneapolis, MN 55402

spscommerce.com

marketplace, we revolutionized traditional EDI systems by developing a platform that enables highly cost-effective and reliable trading partner collaboration. SPS Commerce has achieved 54 consecutive quarters of revenue growth and is headquartered in Minneapolis. For additional information, please contact SPS Commerce at 866-245-8100 or visit www.spscommerce.com.

SPS COMMERCE, SPS, and RETAIL UNIVERSE are marks of SPS Commerce, Inc. and Registered in U.S. Patent and Trademark Office. INFINITE RETAIL POWER, SPS logo and others are further marks of SPS Commerce, Inc. These marks may be registered or otherwise protected in other countries.

Use of Non-GAAP Financial Measures

To supplement its financial statements, SPS Commerce also provides investors with Adjusted EBITDA, which is a non-GAAP financial measure. SPS Commerce believes that this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. SPS Commerce’s management uses this non-GAAP measure to compare the company’s performance to that of prior periods for trend analyses and planning purposes. It uses Adjusted EBITDA for purposes of determining executive and senior management incentive compensation. This measure is also presented to the company’s board of directors.

EBITDA consists of net income plus depreciation and amortization, interest expense, interest income, income tax (benefit) expense and other adjustments as necessary for a fair presentation. Adjusted EBITDA consists of EBITDA plus non-cash, stock-based compensation expense. SPS Commerce uses Adjusted EBITDA as a measure of operating performance because it assists the company in comparing performance on a consistent basis, as it removes from operating results the impact of the company’s capital structure. SPS Commerce believes Adjusted EBITDA is useful to an investor in evaluating the company’s operating performance because it is widely used to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, and to present a meaningful measure of corporate performance exclusive of the company’s capital structure and the method by which assets were acquired.

P. 612-435-9400

333 South 7th St., Suite 1000

Minneapolis, MN 55402

spscommerce.com

This non-GAAP measure should not be considered a substitute for, or superior to, financial measures calculated in accordance with generally accepted accounting principles in the United States. This non-GAAP financial measure excludes significant expenses and income that are required by GAAP to be recorded in the company’s financial statements and are subject to inherent limitations.

Forward-Looking Statements

This press release may contain forward-looking statements, including information about management’s view of SPS Commerce’s future expectations, plans and prospects, including our views regarding future execution within our business (including within Australia and New Zealand), the opportunity we see in the retail supply chain world and the expected financial impact of the Leadtec acquisition (including expected one-time charges) for the fourth quarter of 2014 and the full year of 2015, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of SPS Commerce to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are included in documents SPS Commerce files with the Securities and Exchange Commission, including but not limited to, SPS Commerce’s Annual Report on Form 10-K for the year ended December 31, 2013, as well as subsequent reports filed with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on SPS Commerce’s future results. The forward-looking statements included in this press release are made only as of the date hereof. SPS Commerce cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, SPS Commerce expressly disclaims any intent or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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